UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 15, 2010 (June 10, 2010)

WEBTRADEX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-127389	Applied For
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Vista Parkway, Suite 292, West Palm Beach, FL  33411

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (561) 228-6148

Zandaria Ventures, Inc.
2101 Vista Parkway, Suite 292, West Palm Beach, FL  33411

(Former name or former address, if changed since last report.)

_____________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act (17 CFR 230.425)

[_]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the Exchange Act (17 CFR 240.13e-4(C))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

On June 10, 2010, the Company amended its Articles of Incorporation changing the Company’s name to Webtradex International Corporation.  Its new trading symbol has not yet been assigned by FINRA.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

WEBTRADEX INTERNATIONAL CORPORATION

June 15, 2010	By:	/s/ Kam Shah
Name: Kam Shah
Title: President